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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2002

Optelecom, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Delaware	52-1010850
(State of Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

9300 Gaither Road Gaithersburg, MD, 20877
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (301) 840-2121

Item 1.01 Entry into a Material Agreement

        On September 30, 2002, Optelecom, Inc. (the "Company") signed an agreement with Allfirst Bank to establish a new bank line-of-credit. The agreement is comprised of two separate facilities.

        The first facility is a demand working capital line of credit which will enable the Company to borrow up to the lesser of $1.75 million or the borrowing base. The borrowing base shall equal the sum of 90% of eligible government billed accounts receivable, 80% of the eligible commercial billed accounts receivable and 20% of eligible related inventory capped at $500,000.

        The second facility is a $500,000 transaction specific revolving demand export line of credit for short-term financing. The amount available will be the lesser of $500,000 or the borrowing base. The borrowing base shall equal the sum of 75% of the eligible export-related inventory and 90% of the eligible export-related accounts receivable. This facility is guaranteed 90% by the Export-Import Bank of the United States ("Ex-Im Bank") under Ex-Im Bank's Working Capital Guarantee Program.

        Both facilities carry interest at the rate of PRIME plus 1.25%, floating.

        Concurrent with entering into this new bank line-of-credit, the Company has terminated its bank line-of-credit with Branch Banking and Trust Co.

Item 5.02 Appointment of Principal Officer

        The Board of Directors of Optelecom, Inc. unanimously approved the appointment of James Armstrong as Chief Financial Officer on September 30, 2002.

Item 7. Other Events

        The following Certifications are filed as Exhibits to the Quarterly Report of the Registrant on Form 10-Q for the period June 30, 2002 filed on August 14, 2002:

Certification of Chief Executive Officer

        I, Edmund Ludwig, Chief Executive Officer of Optelecom, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant (the "Report"):

  (1)
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ EDMUND LUDWIG Edmund Ludwig Date: September 30, 2002

Certification of Chief Financial Officer

        I, James Armstrong, Chief Financial Officer of Optelecom, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant (the "Report"):

  (3)
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (4)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JAMES ARMSTRONG James Armstrong Date: September 30, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

OPTELECOM, INC.
Date: September 30, 2002	By	/s/ EDMUND LUDWIG Edmund Ludwig Director and President and CEO
Date: September 30, 2002	By	/s/ JAMES ARMSTRONG James Armstrong Director and Chief Financial Officer

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  Item 1.01 Entry into a Material Agreement
  Item 5.02 Appointment of Principal Officer
  Item 7. Other Events
SIGNATURES